Provisions	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Provisions

17. Provisions

		December 31, 2018
	Provision
	for self-			Expected
	insured	Provision	Onerous	project
	liabilities	for claims	contracts	losses	Total
	$	$	$	$	$

Provision, beginning of the year	72.5	18.9	4.8	-	96.2
Current year provisions	25.1	4.0	13.3	15.6	58.0
Acquisitions	-	0.8	0.6	-	1.4
Paid or otherwise settled	(24.9)	(9.8)	(5.8)	-	(40.5)
Impact of foreign exchange	4.3	0.9	0.3	-	5.5

	77.0	14.8	13.2	15.6	120.6

Less current portion	3.8	11.3	11.7	15.6	42.4

Long-term portion	73.2	3.5	1.5	-	78.2

		December 31, 2017
	Provision
	for self-
	insured	Provision	Onerous
	liabilities	for claims	contracts	Total
	$	$	$	$

Provision, beginning of the year	69.4	25.2	10.8	105.4
Current year provisions	23.9	2.3	0.7	26.9
Acquisitions	-	0.2	-	0.2
Paid or otherwise settled	(17.5)	(6.8)	(6.4)	(30.7)
Impact of foreign exchange	(3.3)	(2.0)	(0.3)	(5.6)

	72.5	18.9	4.8	96.2

Less current portion	6.6	18.8	2.7	28.1

Long-term portion	65.9	0.1	2.1	68.1

In the normal conduct of operations, various legal claims are pending against the Company, alleging, among other things, breaches of contract or negligence in connection with the performance of its services. The Company carries professional liability insurance, subject to certain deductibles and policy limits, and has a captive insurance company that provides insurance protection against such claims. In some cases, the Company may be subject to claims for which it is only partly insured or completely insured.

Damages assessed in connection with and the cost of defending such actions could be substantial and possibly in excess of policy limits, for which a range of possible outcomes are either not able to be estimated or not expected to be significant. However, based on advice and information provided by legal counsel, the Company’s previous experience with the settlement of similar claims, and the results of the annual actuarial review, management believes that the Company has recognized adequate provisions for probable and reasonably estimated liabilities associated with these claims. In addition, management believes that it has appropriate insurance in place to respond to and offset the cost of resolving these claims.

Due to uncertainties in the nature of the Company’s legal claims, such as the range of possible outcomes and the progress of the litigation, provisions accrued involve estimates. The ultimate cost to resolve these claims may exceed or be less than that recorded in the consolidated financial statements. Management believes that the ultimate cost to resolve these claims will not materially exceed the insurance coverage or provisions accrued and, therefore, would not have a material adverse effect on the Company’s consolidated statements of income and financial position.

Management regularly reviews the timing of the outflows of these provisions. Cash outflows for existing provisions are expected to occur within the next one to five years, although this is uncertain and depends on the development of the various claims. These outflows are not expected to have a material impact on the Company’s net cash flows.

Provision for self-insured liabilities is determined based on an actuarial estimate.

Provision for claims include an estimate for costs associated with legal claims covered by third-party insurance. Often, these legal claims are from previous acquisitions and may be indemnified by the acquiree (notes 7 and 14).

Onerous contracts consist of lease exit liabilities and sublease losses. Payments for these onerous contracts will occur until 2024. The Company recorded a lease exit expense in relation to its corporate office move of approximately $12.8 in the fourth quarter of 2018.